ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

(a)      The documents listed below are being filed or have previously been filed on behalf of Cinergy Corp., CG&E, PSI, and ULH&P and are incorporated herein by reference from the documents indicated and made a part hereof. Exhibits not identified as previously filed are filed herewith:

                                                                                  Previously Filed
    Exhibit Designation     Registrant              Nature of Exhibit               as Exhibit to:
    -------------------     ----------              -----------------               --------------

  Instruments defining
  the rights of holders,
  including Indentures
                                            Fifty-third Supplemental Indenture
                           Cinergy Corp.    between PSI and LaSalle National Bank
            4a             PSI              dated June 15, 2001.

         Material
         Contracts
                                            Amendment to Cinergy Corp. Union
                                            Employees' 401 (k) Plan, adopted
                                            January 1, 1998, effective January 1,
            10a            Cinergy Corp.    2001.

                                            Cinergy Corp. Non-Union Employees'
                                            Severance Opportunity Plan as amended
                                            and restated effective June 1, 2001,
            10b            Cinergy Corp.    adopted May 30, 2001.

                                            Employment Agreement dated May 15,
                           Cinergy Corp.    2001, among Cinergy Corp. and CG&E and
            10c            CG&E             J. Joseph Hale, Jr.

                                            Employment Agreement dated May 15,
                                            2001, among Cinergy Corp. and M.
            10d            Cinergy Corp.    Stephen Harkness.

                           Cinergy Corp.    Employment Agreement dated May 15,
                           CG&E             2001, among Cinergy Corp., CG&E and
            10e            PSI              PSI and Bernard F. Roberts.

                           Cinergy Corp.    Employment Agreement dated March 9,
                           CG&E             2001, among Cinergy Corp., CG&E and
            10f            PSI              PSI and Lisa D. Gamblin.

                                            Employment Agreement dated March 9,
                                            2001, among Cinergy Corp. and Timothy
            10g            Cinergy Corp.    J. Verhagen.

(b)     No reports on Form 8-K were filed during the quarter.